UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2012

PATHEON INC.

(Exact name of registrant as specified in its charter)

Canada	000-54283	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Patheon Pharmaceuticals Services Inc. 4721 Emperor Boulevard, Suite 200 Durham, NC		27703
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 226-3200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02            Results of Operations and Financial Condition.

Item 7.01            Regulation FD Disclosure.

Background

As previously disclosed on a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission and the Canadian Securities Administrators October 29, 2012, Patheon Inc. (the “Company”) is currently in the process of seeking to refinance its existing credit arrangements in connection with its previously announced acquisition of Sobel USA Inc. and Banner Pharmacaps Europe B.V. (together, “Banner”). In connection with this proposed refinancing, the Company plans to make one or more presentations to potential participants in its planned new senior secured credit facility. Attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein is the information to be disclosed during such presentations. The Company also intends to post such information on its website at www.patheon.com.

Use of Non-GAAP Measures

Exhibit 99.1 includes certain financial measures that have not been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). These measures include Adjusted EBITDA, Pro Forma (“PF”) Adjusted EBITDA, PF Adjusted EBITDA less Maintenance Capex, PF Revenues, PF Gross Profit and Free Cash Flow. Certain of these measures are presented both for the Company on a standalone basis and on a combined basis with the estimated results of Banner.

References in Exhibit 99.1 to “Adjusted EBITDA” are to income (loss) before discontinued operations before repositioning expenses, interest expense, net, foreign exchange losses reclassified from other comprehensive income, refinancing expenses, gains and losses on sale of fixed assets, gain on extinguishment of debt, income taxes, asset impairment charge, depreciation and amortization and other income and expenses. Adjusted EBITDA is used by management as an internal measure of profitability. The Company has included this measure because it believes that this information is used by certain investors and lenders to assess its financial performance, before non-cash charges and certain costs that the Company does not believe are reflective of its underlying business.

References in Exhibit 99.1 to “PF Adjusted EBITDA” are to Adjusted EBITDA adjusted for certain non-cash or other costs, including stock-based compensation expenses, consulting fees and executive severance, and cost savings/revenue enhancements, on a pro forma basis, from transformational initiatives implemented by management. References in Exhibit 99.1 to “PF Adjusted EBITDA less Maintenance Capex” are to PF Adjusted EBITDA less capital expenditures to maintain the Company’s facilities instead of grow the Company’s revenue. References in Exhibit 99.1 to “PF Revenues” and “PF Gross Profit” are to revenues and gross profit, respectively, adjusted for costs associated with a product recall by a customer and cost savings/revenue enhancements, on a pro forma basis, from transformational initiatives implemented by management. The Company has also presented these non-GAAP measures on an estimated combined basis with the estimated historical results of Banner. References to these combined measures are to the corresponding non-GAAP measures presented on an uncombined basis as adjusted for the estimated pro forma adjusted EBITDA, revenue or gross profit, as applicable, for Banner and expected synergies from the Banner acquisition. The Company has included these measures because it believes that these measures provide useful information about the Company to investors, lenders, financial analysts and rating agencies, which have historically used EBITDA-related measures, along with other measures, to estimate the value of a company, make investment decisions, evaluate a company’s leverage capacity and its ability to meet its debt service requirements, and assess a company’s financial performance and/or liquidity. The Company believes that including the pro forma impact of the Company’s transformation activities and (with respect to the combined measures) the pro forma impact of the acquisition and excluding certain non-cash charges and certain costs that the Company does not believe are reflective of its underlying business provides useful information for such purposes.

References in Exhibit 99.1 to “Free Cash Flow” are to net cash flows from operating activities, less purchase of property, plant and equipment, and changes in accrued expenses related to capital expenditures. The Company has included this measure because it believes that it is a commonly used measure of liquidity, indicative of cash available for debt repayment and acquisitions.

Since non-GAAP measures, including the measures referenced above and in Exhibit 99.1, do not have a standardized meaning, they may not be comparable to similar measures presented by other issuers. Readers are cautioned that these non-GAAP measures are not based on any comprehensive set of accounting rules or principles and that they should be considered only in conjunction with, and not as a substitute for, or superior to, income (loss) before discontinued operations determined in accordance with GAAP as indicators of performance and not as a substitute for, or superior to, operating cash flow as an indicator of liquidity, as applicable. These non-GAAP measures are subject to inherent limitations because (i) they do not reflect all of the expenses and cash flow associated with income (loss) before discontinued operations and operating cash flow, respectively, determined in accordance with GAAP and (ii) the composition of these non-GAAP measures involved the exercise of judgment by management. Reconciliations of these non-GAAP measures to their closest U.S. GAAP measures are included in Exhibit 99.1.

Forward-Looking Statements and Preliminary Financial Results

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements which reflect the Company’s expectations regarding its future growth, results of operations, performance (both operational and financial) and business prospects and opportunities and its estimated financial condition as of and for the fiscal year ended October 31, 2012. All statements, other than statements of historical fact, are forward-looking statements. Wherever possible, words such as “plans,” “expects” or “does not expect,” “forecasts,” “anticipates” or “does not anticipate,” “believes,” “intends,” “estimates,” and similar expressions or statements that certain actions, events or results “may,” “could,” “should,” “would,” “might” or “will” be taken, occur or be achieved have been used to identify these forward-looking statements. Although the forward-looking statements contained in this press release reflect the Company’ current assumptions based upon information currently available to the Company and based upon what the Company believes to be reasonable assumptions, the Company cannot be certain that actual results will be consistent with these forward-looking statements. The current material assumptions include assumptions related to customer volumes, regulatory compliance, foreign exchange rates, employee severance costs associated with termination, the timing and completion of the proposed acquisition of Banner and the related equity and debt financings, and the completion of the Company’s year-end close procedures. Forward-looking statements necessarily involve significant known and unknown risks, assumptions and uncertainties that may cause the Company’s actual results, performance, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, risks related to the Company’s ability to finalize its financial statements for the fiscal year ended October 31, 2012; the Company’s ability to complete the proposed acquisition of Banner and the related equity and debt financings; integration of, and achievement of the Company’s intended objectives with respect to, its acquisition of Banner; compliance with the Company’s debt covenants and its debt service obligations; international operations and foreign currency fluctuations; customer demand for the Company’s products and services; regulatory matters affecting manufacturing and pharmaceutical development services; impacts of acquisitions, divestitures and restructurings, including the acquisition of Banner; implementation of the Company’s new corporate strategy; the Company’s ability to effectively transfer business between facilities; the global economic environment; the Company’s exposure to complex production issues; the Company’s substantial financial leverage; interest rate risks; potential environmental, health and safety liabilities; credit and customer concentration; competition; rapid technological change; product liability claims; intellectual property; the existence of a significant shareholder; supply arrangements; pension plans; derivative financial instruments; and dependence upon key management, scientific and technical personnel. For additional information regarding risks and uncertainties that could affect the Company’s business, please see Item 1A “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2011 and the Company’s subsequent filings with the U.S. Securities and Exchange Commission and the Canadian Securities Administrators. Although the Company has attempted to identify important risks and factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors and risks that cause actions, events or results not to be as anticipated, estimated or intended. Forward-looking statements are provided to help stakeholders understand the Company’s expectations and plans as of the date of this filing and may not be suitable for other purposes. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. These forward-looking statements are made as of the date of this filing and, except as required by law, the Company assumes no obligation to update or revise them to reflect new events or circumstances.

In addition, the Company is undergoing its year-end closing and audit process, which process is not expected to be completed for some time after the date of this Current Report on Form 8-K. Although the Company’s results of operations for the fiscal year ended October 31, 2012 are not yet available, the Company has included in Exhibit 99.1 preliminary information concerning estimated financial results, which are subject to change as a result of the period-end closing process and the audit of the Company’s financial statements by its independent registered public accounting firm, Ernst & Young LLP. These changes may be material. The preliminary financial data included in this Current Report on Form 8-K have been prepared by, and are the responsibility of, the Company’s management. Ernst & Young LLP has not audited, reviewed, compiled or performed any procedures with respect to the preliminary financial data, and accordingly, Ernst & Young LLP does not express an opinion or any form of assurance with respect thereto. Actual results could differ materially from these estimates as the Company finalizes such results, and the preliminary financial data are not necessarily indicative of results of future operations. Accordingly, readers should not place undue reliance on such estimated preliminary financial data. The preliminary financial data should be read in conjunction with the Company’s previously disclosed consolidated historical financial statements (and related notes).

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, such information shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.

Item  9.01            Financial Statements and Exhibits.

(d) Exhibits.

See the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2012	PATHEON INC.

	By:	/s/ Stuart Grant
Stuart Grant
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Information provided to lenders.